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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2005

                              IMMUNICON CORPORATION
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             (Exact name of registrant as specified in its charter)

              DELAWARE                000-50677             23-2269490
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   (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)           File Number)      Identification No.)

         3401 Masons Mill Rd., Suite 100,
         Huntingdon Valley, Pennsylvania                        19006
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (215) 830-0777

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

        On January 14, 2005, Immunicon Corporation ("Immunicon") issued a press release announcing a review of scientific publications and highlights of 2004 and related investor conference call.

        A copy of Immunicon's press release is attached hereto with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 EXHIBITS

          (c) Exhibits.

          99.1 - Press release dated January 14, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMMUNICON CORPORATION

Date:  January 14, 2005                    By:    /s/ JAMES G. MURPHY
                                                  ------------------------------
                                           Name:  James G. Murphy
                                           Title: Senior Vice President,
                                                  Finance and Administration and
                                                  Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER     DOCUMENT
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99.1               Press release dated January 14, 2004.